Income Taxes	12 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Note 5.	Income Taxes

The components of income (loss) from continuing operations before income taxes are as follows (in millions):

	Year Ended September 30,
	2018	2017	2016
United States	$736.7	$481.9	$(25.1)
Foreign	298.1	375.7	269.7
Income from continuing operations before income taxes	$1,034.8	$857.6	$244.6

The loss from continuing operations in the U.S. in fiscal 2016 was primarily the result of the pension risk transfer expense and restructuring charges. See “Note 4. Retirement Plans” and “Note 3. Restructuring and Other Costs”.

Impacts of the Tax Act

On December 22, 2017, the Tax Act was signed into law. The Tax Act contains significant changes to corporate taxation, including (i) the reduction of the corporate income tax rate to 21%, (ii) the acceleration of expensing for certain business assets, (iii) the one-time transition tax related to the transition of U.S. international tax from a worldwide tax system to a territorial tax system, (iv) the repeal of the domestic production deduction, (v) additional limitations on the deductibility of interest expense and (vi) expanded limitations on executive compensation.

U.S. Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) No. 118 was issued to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to finalize the calculations for certain income tax effects of the Tax Act. Under SAB 118, we have made reasonable estimates and recorded provisional amounts as described below.

The key impacts of the Tax Act on our financial statements for fiscal 2018 were the remeasurement of deferred tax balances to the new corporate tax rate and the accrual for the one-time transition tax liability. We recorded provisional amounts of the effects of the Tax Act.

In order to calculate the effects of the new corporate tax rate on our deferred tax balances, ASC 740, “Income Taxes” required the remeasurement of our deferred tax balances as of the enactment date of the Tax Act, based on the rates at which the balances were expected to reverse in the future. The remeasurement of our deferred tax balances resulted in a provisional net reduction in deferred liabilities of $1,215.9 million in fiscal 2018.

Additionally, in fiscal 2018, we made a reasonable estimate for the amount of the one-time transition tax. The one-time transition tax is based on our total post-1986 foreign earnings and profits that were previously deferred from U.S. income tax. The applicable tax rate is based on the amount of those post-1986 earnings that is held in cash and other specified assets. We recorded a provisional one-time transition tax liability of $95.4 million or $87.1 million net of the release of a previously recorded outside basis difference.

To date, we have been unable to determine a reasonable estimate of the tax liability, if any, under the Tax Act for our remaining outside basis difference or evaluate how the Tax Act will affect our existing accounting position to indefinitely reinvest unremitted foreign earnings. We will continue to apply our existing accounting under ASC 740 for this matter and finalize it in fiscal 2019.

Our accounting for the income tax effects of the Tax Act will be completed during the measurement period allowed under SAB 118. We will record any necessary adjustments in the period such adjustments are identified.  The final determination of the Tax Act will be made based on a variety of factors, among others, (i) further guidance from the U.S. Department of Treasury and from Securities Commission or FASB related to the Tax Act, (ii) management’s further assessment of the Tax Act and related regulatory guidance, and (iii) and changes to estimates made to calculate our existing temporary differences.

As part of the enacted Tax Act, Global Intangible Low Taxed Income (“GILTI”) provisions were introduced that would impose a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. Guidance released by the FASB indicates that either accounting for deferred taxes related to GILTI inclusions or treating any taxes on GILTI inclusions as period costs are both acceptable methods subject to an accounting policy election. The GILTI provisions will not take effect for WestRock until the fiscal year ending September 30, 2019, and the Company has provisionally elected to treat any potential GILTI inclusions as a period cost during the year incurred.

Income tax expense (benefit) from continuing operations consists of the following components (in millions):

	Year Ended September 30,
	2018	2017	2016
Current income taxes:
Federal	$83.0	$80.8	$98.3
State	26.8	3.3	12.8
Foreign	86.6	95.3	87.0
Total current expense	196.4	179.4	198.1
Deferred income taxes:
Federal	(1,108.6)	15.2	(131.5)
State	53.2	(22.8)	6.9
Foreign	(15.5)	(12.8)	16.3
Total deferred (benefit) expense	(1,070.9)	(20.4)	(108.3)
Total income tax (benefit) expense	$(874.5)	$159.0	$89.8

The differences between the statutory federal income tax rate and our effective income tax rate from continuing operations are as follows:

	Year Ended September 30,
	2018	2017	2016
Statutory federal tax rate	24.5%	35.0%	35.0%
Foreign rate differential	0.6	(4.9)	(5.5)
Adjustment and resolution of federal, state and foreign tax uncertainties	0.9	(0.3)	0.2
State taxes, net of federal benefit	4.3	3.3	4.9
Tax Act (1)	(109.1)	—	—
Excess tax benefit related to stock compensation	(0.8)	—	—
Research and development and other tax credits, net of valuation allowances and reserves	(0.5)	(0.8)	(6.1)
Income attributable to noncontrolling interest	(0.1)	0.4	0.8
Domestic manufacturer’s deduction	(1.8)	(2.0)	(4.4)
Sale of HH&B	—	(5.0)	—
U.S. legal entity restructuring	—	(3.3)	—
Change in valuation allowance	(1.8)	(3.3)	6.3
Nondeductible transaction costs	—	1.0	0.4
Contribution of assets to Grupo Gondi joint venture	—	—	3.4
Nontaxable increased cash surrender value	(0.8)	(1.5)	(4.6)
Withholding taxes	0.5	0.4	2.0
Brazilian net worth deduction	(0.9)	(0.8)	(2.0)
Other, net	0.5	0.3	6.3
Effective tax rate	(84.5)%	18.5%	36.7%

(1)

The primary components are a $1,215.9 million benefit from the remeasurement of our net U.S. deferred tax liability and a one-time transition tax liability of $95.4 million or $87.1 million net of the release of a previously recorded outside basis difference.

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities consist of the following (in millions):

	September 30,
	2018	2017
Deferred income tax assets:
Accruals and allowances	$22.1	$40.6
Employee related accruals and allowances	213.2	265.1
State net operating loss carryforwards	78.4	70.6
State credit carryforwards, net of federal benefit	64.8	54.4
U.S. and foreign tax credit carryforwards	14.7	135.9
Federal and foreign net operating loss carryforwards	188.7	204.1
Restricted stock and options	46.7	81.0
Other	45.3	32.8
Total	673.9	884.5
Deferred income tax liabilities:
Property, plant and equipment	1,509.7	2,154.1
Deductible intangibles and goodwill	698.1	1,091.4
Inventory reserves	168.6	236.1
Deferred gain	258.8	405.2
Pension obligations	60.1	90.8
Basis difference in joint ventures	35.5	57.1
Other	—	8.3
Total	2,730.8	4,043.0
Valuation allowances	229.4	219.1
Net deferred income tax liability	$2,286.3	$3,377.6

Deferred taxes are recorded as follows in the consolidated balance sheet (in millions):

	September 30,
	2018	2017
Long-term deferred tax asset (1)	$35.2	$32.6
Long-term deferred tax liability	2,321.5	3,410.2
Net deferred income tax liability	$2,286.3	$3,377.6

(1)	The long-term deferred tax asset is presented in Other assets on the consolidated balance sheets.

At September 30, 2018 and September 30, 2017, we had gross federal net operating losses of approximately $13.3 million and $61.2 million, respectively. These loss carryforwards generally expire between fiscal 2031 and 2038.

At September 30, 2018 and September 30, 2017, we had alternative minimum tax credits of $14.7 million and $132.2 million, respectively. Under current tax law, the alternative minimum tax credit carryforwards become refundable tax credits in future years. We had no research and development tax credits and general business credits outstanding, respectively, at September 30, 2018.

At September 30, 2018 and September 30, 2017, we had gross state and local net operating losses, of approximately $1,676 million and $1,885 million, respectively. These loss carryforwards generally expire between fiscal 2020 and 2038. The tax effected values of these net operating losses are $78.4 million and $70.6 million at September 30, 2018 and 2017, respectively, exclusive of valuation allowances of $7.8 million and $15.9 million at September 30, 2018 and 2017, respectively.

At September 30, 2018 and September 30, 2017, gross net operating losses for foreign reporting purposes of approximately $698.4 million and $ 673.7 million, respectively, were available for carryforward. A majority of these loss carryforwards generally expire between fiscal 2020 and 2038, while a portion have an indefinite carryforward. The tax effected values of these net operating losses are $185.8 million and $182.6 million at September 30, 2018 and 2017, respectively, exclusive of valuation allowances of $161.5 million and $149.6 million at September 30, 2018 and 2017, respectively.

At September 30, 2018 and 2017, we had state tax credit carryforwards of $64.8 million and $54.4 million, respectively. These state tax credit carryforwards generally expire within 5 to 10 years; however, certain state credits can be carried forward indefinitely. Valuation allowances of $56.1 million and $47.3 million at September 30, 2018 and 2017, respectively, have been provided on these assets. These valuation allowances have been recorded due to uncertainty regarding our ability to generate sufficient taxable income in the appropriate taxing jurisdiction.

The following table represents a summary of the valuation allowances against deferred tax assets for fiscal 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Balance at beginning of fiscal year	$219.1	$177.2	$100.2
Increases	50.8	54.3	24.8
Allowances related to purchase accounting (1)	0.1	12.4	63.0
Reductions	(40.6)	(24.8)	(10.8)
Balance at end of fiscal year	$229.4	$219.1	$177.2

(1)	Amounts in fiscal 2018 and 2017 relate to the MPS Acquisition. Adjustments in fiscal 2016 relate to the Combination and the SP Fiber Acquisition.

Consistent with prior years, we consider a portion of our earnings from certain foreign subsidiaries as subject to repatriation and we provide for taxes accordingly. However, we consider the unremitted earnings and all other outside basis differences from all other foreign subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for any taxes that would be due.

As of September 30, 2018, we estimate our outside basis difference in foreign subsidiaries that are considered indefinitely reinvested to be approximately $1.5 billion. The components of the outside basis difference are comprised of purchase accounting adjustments, undistributed earnings, and equity components. Except for the portion of our earnings from certain foreign subsidiaries where we provided for taxes, we have not provided for any taxes that would be due upon the reversal of the outside basis differences. However, in the event of a distribution in the form of dividends or dispositions of the subsidiaries, we may be subject to incremental U.S. income taxes, subject to an adjustment for foreign tax credits, and withholding taxes or income taxes payable to the foreign jurisdictions. As of September 30, 2018, the determination of the amount of unrecognized deferred tax liability related to any remaining undistributed foreign earnings not subject to the Transition Tax and additional outside basis differences is not practicable.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in millions):

	2018	2017	2016
Balance at beginning of fiscal year	$148.9	$166.8	$106.6
Additions related to purchase accounting (1)	3.4	7.7	16.5
Additions for tax positions taken in current year	3.1	5.0	30.3
Additions for tax positions taken in prior fiscal years	18.0	15.2	20.6
Reductions for tax positions taken in prior fiscal years	(5.3)	(25.6)	(9.7)
Reductions due to settlement (2)	(29.4)	(14.1)	(1.3)
(Reductions) additions for currency translation adjustments	(9.6)	2.0	7.0
Reductions as a result of a lapse of the applicable statute of limitations	(2.0)	(8.1)	(3.2)
Balance at end of fiscal year	$127.1	$148.9	$166.8

(1)	Amounts in fiscal 2018 and 2017 relate to the MPS Acquisition. Adjustments in fiscal 2016 relate to the Combination and the SP Fiber Acquisition.

(2)

Amounts in fiscal 2018 relate to the settlement of state audit examinations and federal and state amended returns filed related to affirmative adjustments for which a there was a reserve. Amounts in fiscal 2017 relate to the settlement of federal and state audit examinations with taxing authorities.

As of September 30, 2018 and 2017, the total amount of unrecognized tax benefits was approximately $127.1 million and $148.9 million, respectively, exclusive of interest and penalties. Of these balances, as of September 30, 2018 and 2017, if we were to prevail on all unrecognized tax benefits recorded, approximately $108.7 million and $138.0 million, respectively, would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

We recognize estimated interest and penalties related to unrecognized tax benefits in income tax expense in the consolidated statements of operations. As of September 30, 2018, we had liabilities of $70.4 million related to estimated interest and penalties for unrecognized tax benefits. As of September 30, 2017, we had liabilities of $81.7 million, net of indirect benefits, related to estimated interest and penalties for unrecognized tax benefits. Our results of operations for the fiscal year ended September 30, 2018, 2017 and 2016 include expense of $5.8 million, $7.4 million and $2.9 million, respectively, net of indirect benefits, related to estimated interest and penalties with respect to the liability for unrecognized tax benefits. As of September 30, 2018, it is reasonably possible that our unrecognized tax benefits will decrease by up to $5.5 million in the next twelve months due to expiration of various statues of limitations and settlement of issues.

We file federal, state and local income tax returns in the U.S. and various foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal and state and local income tax examinations by tax authorities for years prior to fiscal 2015 and fiscal 2008, respectively. We are no longer subject to non-U.S. income tax examinations by tax authorities for years prior to fiscal 2011, except for Brazil for which we are not subject to tax examinations for years prior to 2005. While we believe our tax positions are appropriate, they are subject to audit or other modifications and there can be no assurance that any modifications will not materially and adversely affect our results of operations, financial condition or cash flows.